EXHIBIT 99

Energous Corporation Reports Third Quarter 2014 Results

Management to Host Conference Call Tomorrow at 10:30 am ET

San Jose, Calif. – November 10, 2014 - Energous Corporation (“Energous” or “the Company”) (NASDAQ: WATT), the developer of WattUp™, a disruptive wire-free charging technology for electronic devices that provides power at a distance with complete mobility under full software control, has issued financial results for the three and nine months ended September 30, 2014, as well as provided a corporate update to highlight the company's year-to-date progress.

Operational Update

Since the last corporate update in August, Energous has signed five new Joint Development Agreements (JDAs). The Company now has 12 JDAs with strategic partners who have committed resources to embed WattUp transmitters and receivers into a myriad of existing and new products. A summary of these follow:

Consumer and Business Product Partners are creating reference designs to incorporate WattUp transmitters, receivers and software interface into a broad range of branded and white label electronic products for the consumer, office and automotive industries; mobile phones, tablets and accessories; wearable products; toy; rechargeable batteries, and others.

•	A Tier 1 Asia-based branded global electronics company. The company requested anonymity for competitive reasons.

•	Highpower International Inc., a producer of NiMH and lithium based rechargeable batteries

•	iPowerUp Inc., which produces a broad range of mobile electronics accessories

•	Anymode, one of nine companies authorized by Samsung to use the “Made for Samsung” mark

•	Pocons, a tier-one supplier of mobile phone parts and accessories supplier

•	Dong-Hwa, a battery supplier to the largest cell phone manufacturers in Korea and Japan

•	Hanbit Electronics Co Ltd, a provider of total wireless solutions

•	Unannounced Company, a provider of personal GPS tracking devices

Wireless Infrastructure and Appliance Partners

•	Qingdao Zhonghaihuizhi Power Tech Co., ltd., (“Haier Wireless”) will embed WattUp transmitter technology into household appliances such as refrigerators, washing machines, dryers, microwaves, stoves and more. Haier is the world’s second largest white goods manufacturer and sells products on every continent.
•	SK Telesys – will develop reference designs for embedded WattUp capabilities in a broad range of products, including repeaters, customer premises equipment (including Giga-WiFi and AP), transmission equipment, LTE, smart phone R&D, high-efficiency machinery and other communications infrastructure.

Semiconductor Partners are an integral component of the go to market strategy. The ability to mass produce millions of embedded chips and integrated power management solutions, which are easily incorporated into the existing manufacturing processes for mobile phones, tablets, wearables and a host of consumer electronic products will greatly expedite the deployment cycle.

•	A multi-billion dollar Tier 1, global semiconductor company to develop WattUp-enabled power management solutions.

•	Dialog Semiconductor, a key semiconductor supplier in the IoT and wearables market

The Company has achieved several additional important marketing and technical milestones.

•	Nearing completion of transmitter and receiver demonstration designs for demonstration at CES show in January 2015
•	80 pending U.S. patents and provisional patent applications have been filed to date
•	Regulatory certification process is progressing as planned.
•	Engaged Ziba to create a definitive, integrated user experience for the Energous corporate website, mobile and web management applications, and reference designs for transmitter and receiver hardware
•	Approximately 100 current individual customer engagements is expected to drive further JDA engagements that we expect will cover addition market segments resulting in an expectation that a percentage will progress to future licensing agreements
•	Received Honoree Award for CES in 3 categories: Smart Home, Embedded Technologies and Portable Power
•	Relocated corporate headquarters to Silicon Valley in San Jose, California, providing ample room to grow and access to valuable engineering talent

Financial Results

For the third quarter ending September 30, the Company reported:

•	$5.8 million in operating expense, which consisted of $3.7 million in R&D, $1.3 million in G&A and $0.8 million in marketing expenses.
•	Net loss (GAAP) of $5.8 million which consisted of primary operating expenses of $5.8 million.
•	Adjusted EBITDA (non-GAAP) loss of $5.0 million (see reconciliation of Non-GAAP information).

For the nine months ended September 30, 2014, the Company reported:

•	$11.3 million in operating expenses, which consisted of $6.2 million in R&D, $3.1 million in G&A and $2 million in marketing expenses;
•	Net loss (GAAP) of $36.6 million which included a $26.3 million charge for the change in the market value of derivative liabilities and a $2.1 million gain on debt extinguishment and a net interest charge from the now converted convertible notes of $1 million;
•	Adjusted EBITDA (non-GAAP) loss of $9.5 million (see reconciliation of Non-GAAP information).

The Company had $18.4 million in cash and cash equivalents on its balance sheet as of September 30, 2014 with no debt outstanding.

Outlook and Events

Prototypical devices from strategic partners incorporating the WattUp technology will be displayed at the upcoming CES show in January, 2015. This event will serve as a functional showcase for existing and new JDA partners, retailers, the media and investors alike. General availability to the consumer of the first WattUp enabled products is scheduled for Christmas 2015.

The process of moving from a JDA partnership to a commercial licensing agreement will happen in advance of products being shipped. The first license agreements are expected to be signed in the first half of 2015 and will be expected to accelerate as products near commercialization. We believe the majority of these license agreements will involve a per unit royalty. However, in an effort to accelerate adoption the Company may have to initially inventory its developed ASIC chips in order to provide rapid availability of key long lead time components to the market.  Leveraging the licensing business model and initially providing key proprietary ASIC chips is expected to enable the Company to quickly reach scale in various markets while minimizing significant manufacturing, distribution and marketing costs of deploying complete systems to its customers.

The Company continues to add proven resources both internal and external to the regulatory team as it executes on the process to certify the Company’s technology.

“Our accomplishments in 2014 have exceeded management initial expectations and provide confirmation that we have the right product at the right time,” said Stephen R. Rizzone, President and CEO of Energous Corporation. “Among our twelve signed partners are four global, multi-billion companies. Collectively, our JDA’s cover all aspects of the wire-free charging ecosystem—from embedded chip technology, to a broad range of branded consumer technology products to unique transmitters embedded into smart home enabled appliances. These early adopters are positioned to pave a very clear path to reaching widespread adoption of WattUp.”

“The intellectual property embedded in WattUp is Energous’ core asset and our strategy to further expand our patent estate is a top priority. We now have 80 patent applications filed and our team has grown to include 18 employed engineers and almost twice that number of consultants working under Cesar Johnston’s overall direction,” continued Mr. Rizzone. “We have a strong pipeline of potential partners in place, driven by over one hundred (100) customer engagements, many who want to proceed in a similar fashion to our current JDAs in the near term. We believe interest has been strong for one simple reason—we are solving a global problem by providing users with the freedom of mobility while charging a device.”

Energous will host an Investor Day to feature the product prototypes and offer the opportunity to meet with the senior management team on January 7, 2015 from 5-7 PM at the Hard Rock Hotel & Casino. RSVP is mandatory to participate – debra.juhl@mzgroup.us

Third Quarter 2014 Conference Call

Energous management will host a conference call, which will be followed by a question and answer period.

Date: Tuesday, November 11, 2014
Time: 10:30 a.m. Eastern time
Conference Line (U.S.): 1-888-510-1765
International Dial-In: 1-719-325-2281
Conference ID: 5605635
Webcast: http://public.viavid.com/index.php?id=111732

Please dial in at least 10 minutes before the call to ensure timely participation.

A replay of the call will be available at 1:30 p.m. Eastern time on the same day through November 25, 2014. To listen, call 1-877-870-5176 within the United States or 1-858-384-5517 when calling internationally. Please use the replay pin number 5605635.

About Energous Corporation

Energous Corporation is developing WattUp™, a wire-free charging technology that will transform the way people charge and power their electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary, patent- and trademark-pending solution that delivers intelligent, scalable power via the same radio bands as a Wi-Fi router. WattUp differs from current wireless charging systems in that it delivers meaningful, useable power, at a distance, while allowing users to roam while charging. The result is a wire-free experience that saves users from having to remember to plug in their devices or place them on a mat. Energous plans to initially license WattUp to the wearable and mobile-accessory markets and plans to expand to other markets such as Wi-Fi routers and smartphones over time. For more information, please visit www.energous.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "estimate," "anticipate" or other comparable terms. All statements in this release that are not based on historical fact are "forward looking statements". While management has based any forward looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our registration statement on Form S-1. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, the Company presents adjusted EBITDA which is a non-GAAP measure. The adjusted EBITDA is determined by taking the net loss and adding interest, taxes, depreciation, amortization, stock-based compensation and the change in fair value of derivative liabilities. The Company believes that this non-GAAP measure, viewed in addition to and not in lieu of the Company’s reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is an integral part of the Company’s internal reporting to evaluate its operations and the performance of senior management. A reconciliation table to the comparable GAAP measure is available in the accompanying financial tables below. The non-GAAP measure presented herein may not be comparable to similarly titled measures presented by other companies.

Contact:

MZ North America
Matt Hayden
Chairman
Direct: 1-949-259-4986
Email: matt.hayden@mzgroup.us
Web: www.mzgroup.us

– Financial Tables Follow –

Energous Corporation
(f/k/a DvineWave Inc.)
CONDENSED BALANCE SHEETS

	As of
	September 30, 2014	December 31, 2013
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$18,420,480	$1,953,780
Prepaid expenses and other current assets	279,674	127,197
Prepaid rent, current	80,000	—
Total current assets	18,780,154	2,080,977

Property and equipment, net	1,298,894	189,612
Prepaid rent, non-current	320,000	—
Deferred offering costs	—	88,319
Other assets	8,569	6,959
Total assets	$20,407,617	$2,365,867

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,489,114	$361,038
Accrued expenses	456,263	243,623
Convertible promissory notes, net	—	829,298
Derivative liabilities	—	6,277,000
Total current liabilities	1,945,377	7,710,959

Commitments and contingencies

Stockholders’ equity (deficit)
Preferred Stock, $0.00001 par value, 10,000,000 and 0 shares authorized at September 30, 2014
and December 31, 2013, respectively; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 50,000,000 and 40,000,000 shares authorized at
September 30, 2014 and December 31, 2013, respectively; 9,490,435 and 2,708,217 shares issued
and outstanding at September 30, 2014 and December 31, 2013, respectively.	94	27
Additional paid-in capital	60,583,614	197,249
Accumulated deficit	(42,121,468)	(5,542,368)
Total stockholders’ equity (deficit)	18,462,240	(5,345,092)
Total liabilities and stockholders’ equity (deficit)	$20,407,617	$2,365,867

Energous Corporation
(f/k/a DvineWave Inc.)
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013

Operating expenses:
Derivative instrument issuance	$—	$9,040	$—	$887,062
Research and development	3,699,057	583,524	6,184,762	1,019,950
General and administrative	1,322,048	172,894	3,124,439	808,903
Marketing	809,333	32,014	2,036,793	32,014
Loss from operations	(5,830,438)	(797,472)	(11,345,994)	(2,747,929)

Other (expense) income:
Change in fair value of derivative liabilities	—	(89,000)	(26,265,177)	(111,500)
Interest, net	5,258	(286,891)	(1,029,479)	(383,380)
Loss on retirement of fixed assets	(22,818)	—	(22,818)	—
Gain on debt extinguishment	—	—	2,084,368	—
Total	(17,560)	(375,891)	(25,233,106)	(494,880)

Net income (loss)	$(5,847,998)	$(1,173,363)	$(36,579,100)	$(3,242,809)

Basic and diluted net loss per common share	$(0.62)	$(0.42)	$(5.08)	$(1.26)

Weighted average shares outstanding, basic and diluted	9,458,359	2,782,285	7,203,642	2,570,014

Energous Corporation
(f/k/a DvineWave Inc.)
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
	For the Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(36,579,100)	$(3,242,809)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation and amortization	196,898	880
Stock based compensation	1,659,404	—
Amortization of debt discount	964,851	262,506
Warrant expense	—	724,000
Gain on conversion of notes payable
and accrued interest	(2,084,368)	—
Change in fair market value of derivative liabilities	26,265,177	111,500
Loss on retirement of fixed assets	22,818	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(152,477)	(28,358)
Other assets	(1,610)	—
Accounts payable	1,128,076	173,557
Accrued expenses	89,361	156,755
Other current liabilities	—	16,000
Net cash used in operating activities	(8,490,970)	(1,825,969)

Cash flows from investing activities:
Purchase of property and equipment	(815,500)	(16,501)
Cost of trademark	—	(4,725)
Net cash used in investing activities	(815,500)	(21,226)

Energous Corporation
(f/k/a DvineWave Inc.)
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
	For the Nine Months Ended September 30,
	2014	2013
Cash flows from financing activities:
Proceeds from the sale of common stock	—	165,217
Proceeds from sale of restricted common stock	—	35,464
Proceeds from IPO, net of underwriter's discount and	24,872,170	—
offering costs
Proceeds from the sale of senior secured convertible notes	—	5,500,009
Proceeds from the sale of stock to strategic investor, net	900,000	—
Sale of warrant to IPO underwriter	1,000	—
Net cash provided by financing activities	25,773,170	5,700,690

Net increase in cash and cash equivalents	16,466,700	3,853,495
Cash and cash equivalents - beginning	1,953,780	994
Cash and cash equivalents - ending	$18,420,480	$3,854,489

Supplemental disclosure of non-cash financing activity:
Decrease in deferred offering costs charged to the IPO	$88,319	$—
Common stock issued upon conversion of notes payable
and accrued interest payable	$26,790,177	$—
Increase in additional paid in capital upon extinguishment
of derivative liability for warrants	$5,752,000	$—
Common stock issued to landlord for tenant improvements
of $100,000 and prepaid rent of $400,000	$500,000	$—
Increase in accrued expenses for the purchase of property
and equipment	$413,498	$—

Energous Corporation
(f/k/a DvineWave Inc.)
Reconciliation of Non-GAAP Information
(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013

Adjusted EBITDA (non-GAAP):

Net loss (GAAP)	$(5,847,998)	$(1,173,363)	$(36,579,100)	$(3,242,809)
Add (subtract) the following items:
Interest expense (income), net	(5,258)	286,891	1,029,479	383,380
Depreciation and amortization	142,093	833	196,898	880
Stock-based compensation	746,900	—	1,659,404	—
Gain on debt extinguishment	—	—	(2,084,368)	—
Change in fair value of derivative liabilities	—	89,000	26,265,177	111,500
Adjusted EBITDA (non-GAAP)	$(4,964,263)	$(796,639)	$(9,512,510)	$(2,747,049)

MZ North America
Matt Hayden
Chairman
Direct: 1-949-259-4986
Email: matt.hayden@mzgroup.us
Web: www.mzgroup.us